PLEDGE AGREEMENT

PLEDGE AGREEMENT (as may be amended, modified and/or supplemented from time to time, the *"Pledge Agreement"*) dated as of April __, 2007, among EVCI CAREER COLLEGES HOLDING CORP. (along with its successors and assigns, *"Pledgor"*) and HARRIS N.A. (*"Secured Party"*).

Background

Pledgor owns all of the issued and outstanding capital stock of Interboro Institute, Inc. (*"Interboro"*), Interboro Holding, Inc. (*"Holding"*), Pennsylvania School of Business, Inc. (*"PSB"*), Technical Career Institutes, Inc. (*"TCI"* and together with Interboro, Holding and PSB, the *"Issuers"*). Pledgor and the Issuers have entered into a certain Second Amended and Restated Credit Agreement, dated as of the date hereof, with Secured Party, as lender (as such agreement may be amended, modified and/or supplemented, from time to time, the "Credit Agreement").

It is a condition precedent to the execution and delivery of the Credit Agreement by Secured Party that Pledgor shall have entered into this Pledge Agreement.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The following terms, as used herein, shall have the following respective meanings:

"Collateral" shall have the meaning assigned to such term in Section 2.

"Event of Default" shall mean any "Event of Default" as defined in the Credit Agreement, but in any event shall include (a) any failure to make any payment in respect of the Secured Obligations within the applicable grace period, if any, related thereto, (b) any breach of any covenant contained in the Credit Agreement which breach shall remain in effect beyond the applicable grace period, if any, related thereto and (c) any breach of any covenant by any Loan Party under any of the Loan Documents, which breach shall remain in effect beyond the applicable grace period, if any related thereto.

"Pledged Securities" shall have the meaning assigned to such term in Section 2.

"Principals" shall mean all Persons that are, or at any time were, the Secured Party or any other Indemnitee or any successor, agent, nominee or assign of the foregoing.

"Proceeds" shall have the meaning assigned to such term under the Illinois Uniform Commercial Code (or other applicable Uniform Commercial Code) and, in any event, shall include (i) any and all proceeds of any guarantee, insurance or indemnity payable to Pledgor from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of governmental authority); and (iii) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral, except any dividends paid in accordance with the terms of Section 5(a)(iii) of this Pledge Agreement.

"Secured Obligations" shall mean, collectively, but without duplication (a) the principal of, premium, if any, on and interest on the Loans and the Notes (including, without limitation, interest accruing after the date of any filing by any Loan Party of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceedings with respect to any Loan Party, whether or not allowed as a claim in such proceeding under applicable law); (b) any and all other fees, indemnities, costs, obligations and liabilities of any Loan Party from time to time owing to the Principals under or in respect of the Loan Documents; and (d) all costs, expenses and liabilities which may be incurred in connection with this Pledge Agreement or the security provided hereunder.

Unless otherwise defined herein or in the Credit Agreement, or unless the context otherwise requires, all terms used herein that are defined in the Illinois Uniform Commercial Code (or other applicable Uniform Commercial Code) shall have the meanings therein stated.

2. Creation of Pledge. As security for the payment and performance in full of the Secured Obligations, Pledgor hereby hypothecates, pledges, assigns, grants, sets over and delivers to the Secured Party a continuing first priority lien and security interest in and upon all its right, title and interest in and to (but none of its obligations under) all of the following property, whether now or hereafter owned by Pledgor or in which Pledgor now or hereafter has any rights, together with any and all additions and accessions thereto and replacements, products and proceeds thereof, wherever located and whether now owned or hereafter acquired (hereinafter referred to collectively as "Collateral"):

(i) the shares of capital stock owned by Pledgor listed on Schedule 1 attached hereto, and any additional shares of capital stock of any Loan Party (or successors thereto), obtained in the future by Pledgor, and, in each case, all certificates representing such shares and, in each case, all rights, options, warrants, stock or other securities which may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being referred to herein collectively as the "Pledged Securities");

(ii) all other property which may be delivered to and held by the Secured Party pursuant to the terms hereof of any character whatsoever into which any of the foregoing may be converted or which may be substituted for any of the foregoing; and

(iii) subject to the provisions of Section 5, all Proceeds of the Pledged Securities and of such other property, including all cash, securities or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any of or all such Pledged Securities or other property.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Secured Party, its successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

3. Delivery of Collateral.

(a) Contemporaneously with the execution of this Pledge Agreement, Pledgor shall deliver or cause to be delivered to the Secured Party (i) any and all certificates and other instruments evidencing the Pledged Securities, along with undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Secured Party and endorsed in blank and such other instruments and documents as the Secured Party may reasonably request to effect the purposes contemplated hereby, (ii) any and all certificates or other instruments or documents representing any of the Collateral and (iii) all other property comprising part of the Collateral with proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request to effect the purposes contemplated hereby.

(b) If Pledgor shall become entitled to receive or shall receive any shares of stock (including, without limitation, shares of Pledged Securities acquired after the date of this Pledge Agreement), options, warrants, rights or other similar property (including without limitation, any certificate representing a stock dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of any Issuer in respect of such Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), Pledgor agrees:

(i) to accept the same as the agent of the Secured Party;

(ii) to hold the same in trust on behalf of and for the benefit of the Secured Party; and

(iii) to deliver any and all certificates or instruments evidencing the same to the Secured Party on or before the close of business on the tenth (10th) Business Day following the receipt thereof by Pledgor, in the exact form received, with the endorsement in blank of Pledgor when necessary and with appropriate undated stock powers duly executed in blank (with signatures properly guaranteed), to be held by the Secured Party, subject to the terms of this Agreement, as additional Collateral.

4. Registration in Nominee Name. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right (in its sole and absolute discretion and without prior notice to Pledgor) to transfer to or to register the Pledged Securities in its own name or the name of its nominee.

5. Voting Rights, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

(i) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement.

(ii) The Secured Party shall execute and deliver to Pledgor, or cause to be executed and delivered to Pledgor, all such proxies, powers of attorney, and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Pledgor shall be entitled to receive and retain any and all dividends paid on the Pledged Securities owned by them to the extent and only to the extent that such dividends are not prohibited by the terms and conditions of the Credit Agreement. Except for dividends that Pledgor shall be entitled to receive and retain pursuant to the preceding sentence, all non cash dividends, stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Issuers, or any of them, as applicable, or from any bankruptcy or reorganization of Issuers, or any of them, as applicable, or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which Issuers, or any of them, as applicable, may be a party or otherwise, shall be and become part of the Collateral, and, if received by Pledgor, shall not be commingled by Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Party and shall be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsements).

(b) Upon the occurrence and during the continuance of an Event of Default, if so specified by the Secured Party in a notice to Pledgor and subject to Section 10 hereof, all rights of Pledgor to exercise the voting and consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, and Pledgor shall execute and deliver to the Secured Party all such documents and instruments (including proxies) as the Secured Party shall reasonably request in order to effect the purposes of this Section 5(b).

6. [Intentionally Omitted.]

7. Warranties and Covenants of Pledgor. Pledgor hereby warrants and covenants to the Secured Party that, except as otherwise expressly permitted in Section 8 of this Pledge Agreement:

(a) Title to Collateral. Pledgor is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule 1 attached hereto as belonging to Pledgor and has, and will at all times continue to have, good legal and equitable title to all the other Collateral now or hereafter purported to be owned by it, subject to no Liens, except Liens on such Pledged Securities expressly permitted by Section 8.8 of the Credit Agreement.

(b) Disposition of Collateral. Pledgor will not sell, lease or otherwise dispose of any of the Collateral or any interest therein (including a disposition of any interest in connection with a creation of a Lien), except as specifically permitted under the Credit Agreement.

(c) Right to Pledge; Defense of Title. Pledgor (i) has, and at all times will have, the right and legal authority to pledge the Collateral in the manner hereby contemplated and (ii) will defend its and the Secured Party's respective title and interest thereto or therein against any and all attachments, claims, impediments and (without duplication) Liens of any nature, however arising.

(d) Security Interest. This Pledge Agreement creates in favor of the Secured Party a valid security interest in all of the right, title and interest of Pledgor in and to all of the Collateral.

(e) Perfection, Etc. By virtue of the execution and delivery by Pledgor of this Pledge Agreement, when the certificates representing the Pledged Securities owned are delivered to the Secured Party in accordance with this Pledge Agreement, the Secured Party will obtain and, so long as the Secured Party maintains possession of the certificates representing the Pledged Securities, will have and will continue to have a valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Secured Obligations, prior to all other Liens.

(f) UCC Filings. Pledgor authorizes Secured Party to prepare and file financing statements to perfect the security interest created hereby. Pledgor will, from time to time, prepare and cause to be filed additional financing statements (and provide copies to the Secured Party) and perform such other and further acts as may be necessary to perfect the security interests contemplated hereby.

(g) Accuracy of Schedule. Schedule 1 attached hereto correctly lists all the issued and outstanding shares of Issuers owned by Pledgor.

(h) Binding Obligations. This Pledge Agreement constitutes the authorized, valid and binding obligations of Pledgor, enforceable in accordance with its terms, except as such

enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

(i) Consents; Approvals. No consent, approval or authorization of any Person (including, without limitation, any franchising authority) or recording, filing, registration, notice or other similar action with or to any Person (including, without limitation, any franchising authority), is required in order to ensure the legality, validity, binding effect or enforceability of this Pledge Agreement or the validity, perfection or priority of the security interest provided hereunder by Pledgor as against all Persons, except such filings as may be required in connection with a foreclosure or other remedial action after an Event of Default as contemplated in Section 10 below or the filing of the Uniform Commercial Code financing statements as previously set forth herein.

(j) Absence of Conflicts. The execution and delivery of this Pledge Agreement, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof, will not (x) violate any provision of law or any injunction or any applicable regulation, order, writ, judgment or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to Pledgor, or (y) conflict with or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition (or the obligation to impose) any Lien, other than the Liens created hereunder, upon any of the property or assets of Pledgor, pursuant to the terms of any agreement, indenture, franchise, license, permit, mortgage or deed of trust to which Pledgor is a party or by which it may be bound or subject, or (z) in the case of a Pledgor that is a corporation violate any of the provisions of its articles of incorporation, bylaws or other organizational documents.

(k) Location of Pledgor. Pledgor is a Delaware corporation.

(l) Pledged Securities. The Pledged Securities have been duly authorized and validly issued, are fully paid and non-assessable. There are no contractual restrictions upon the voting rights or upon the transfer of any of the shares of the Pledged Securities other than as referred to herein or in the Credit Agreement.

(m) Further Assurances. At Pledgor's expense (both prior to and after a Default or Event of Default), at the request of the Secured Party, Pledgor will duly execute and deliver or cause to be duly executed and delivered to the Secured Party such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Secured Party to carry out more effectively the provisions and purposes of this Pledge Agreement.

8. Issuance of Additional Stock. Pledgor agrees that it will not (a) permit an Issuer to issue any stock or other securities (including warrants, options and other similar agreements), whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise (unless such issuance would not result in a Default and such stock or other securities are effectively pledged to the Secured Party in a manner reasonably satisfactory to the Secured Party) or (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral (other than any such sale, assignment, transfer, exchange, disposition

or grant that would not result in a Default and in which the security interest would continue in a manner reasonably satisfactory to the Secured Party, it being understood that nothing herein shall constitute a consent of the Secured Party to any transfer or disposition of the Collateral free of the security interest), or (c) create, incur or permit to exist any Lien or option against any of the Collateral, or any interest therein except as expressly permitted by Section 8.8 of the Credit Agreement.

9. Rights of the Secured Party on Default.

(a) In General. Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code or under any other applicable law. In any event, upon the occurrence of an Event of Default, to the fullest extent permitted by applicable law, the Secured Party shall have the right (without any obligation to seek performance of any guaranty or resort to any other security, right or remedy granted to it) to take possession of the Collateral, to enter upon any premises on which the Collateral or any part thereof may be situated and to remove the same therefrom, to receive, collect, appropriate and realize upon the Collateral or any part thereof, and to sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, brokers board or otherwise, for cash, upon credit or for future delivery, as the Secured Party may determine.

(b) Public or Private Sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give Pledgor at least ten (10) days' prior notice of the time and place of any public sale of any Collateral belonging to Pledgor or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition.

(c) Purchasers at Sale. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral sold. At any public or private sale, the Secured Party may, to the fullest extent permitted by applicable law, bid for and purchase the Collateral offered for sale and, upon compliance with the terms of such sale, may hold, retain and dispose of such property without further accountability therefor to Pledgor or any other party. The receipt given by the Secured Party for purchase money paid at any sale shall be a sufficient discharge therefor to any purchaser of all or any part of the Collateral sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound in such capacity to see to the application of such purchase money or any part thereof, or in any manner be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale. Each such purchaser at any such sale shall hold the

property so sold absolutely free from any claim or right on the part of Pledgor (other than rights that Pledgor may have against such purchaser generally and without regard to this Pledge Agreement or such sale) and Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and appraisal which Pledgor may now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(d) Proceeds of Sale. After deducting all reasonable costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys fees) and all other reasonable charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied as provided in the Credit Agreement.

(e) Rights of Secured Party to Control Collateral. Upon the occurrence and during the continuation of any Event of Default, the Secured Party, or any nominee thereof, shall have the right and power, to the fullest extent permitted by applicable law, to take possession of all or any part of the Collateral, transfer title to the Collateral into the name of the Secured Party or any nominee thereof and to vote the Pledged Securities and take all other actions consistent with ownership or control of such Collateral. In any such case, subject as aforesaid, the Secured Party, or any nominee thereof, shall have the right to manage and control the Collateral transfer title to the Collateral into the name of the Secured Party or any nominee thereof and to carry on the business and to exercise all rights and powers of Pledgor in respect thereto, as the Secured Party or such nominee shall deem best, including the right to enter into any and all such agreements with respect to the Collateral or any part thereof as the Secured Party or such nominee may reasonably see fit and the Secured Party or such nominee shall be entitled to collect and receive all dividends and other income of the same and every part thereof.

(f) Appointment of Receiver. Without limiting the generality of the foregoing or any rights in the Credit Agreement or any other Loan Document, upon the occurrence of an Event of Default, the Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including, without limitation, the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

10. Educational Agency Approvals. The parties acknowledge that certain of the remedies contemplated herein and certain remedial rights granted to Secured Party may require the consent or approval of one or more Educational Agencies. Accordingly, any provision contained herein to the contrary notwithstanding, no action shall be taken hereunder by Secured Party or any holder of Secured Obligations with respect to any item of the Collateral unless and until all material applicable requirements, statutes, laws, ordinances, rules and regulations, accrediting standards, as appropriate, of such Educational Agencies have been satisfied with respect to such action, and there have been obtained such consents, approvals, registrations, qualifications and authorizations (if any) as may be required to be obtained from such Educational Agencies with respect to the Collateral; provided, however, that Secured Party shall incur no liability in connection herewith except for such

liability as arose out of its gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

Pledgor agrees to execute and deliver, or will cause the execution and delivery of, all applications, notifications, certificates, instruments and other documents and papers (the *"Filings"*) to the Educational Agencies that the Secured Party may reasonably request to effect the purposes of this Section 10. Pledgor agrees that the Secured Party shall be permitted to have direct conversations with such Educational Agencies regarding any Filings, approvals or consents that need to be made in connection with the exercise of Secured Party's rights under this Section, including any rights related to a public or private sale of such Collateral. In the event the Secured Party notifies Pledgor that it intends to exercise its rights under this Section, Pledgor agrees to cooperate with the Secured Party to (a) inform the Educational Agencies regarding the change in control that will result upon such exercise, (b) inquire of the Educational Agencies about any requirements to file applications, letters or other documents necessary to obtain any consents or approvals required by any such Educational Agency, (c) make all filings necessary to obtain the consents or approvals required by such Educational Agency, and (d) to provide such other information as any such Educational Agency may reasonably request in connection with the requests for any approval or consent that is required for Secured Party to own and control such Collateral. Pledgor shall use its best efforts to satisfy all terms and conditions, and to resolve all problems or deficiencies, identified by any Educational Agency in order to permit the issuance of any consent or approval necessary for the Secured Party to own or control the Collateral.

In the event that Secured Party requires that the Collateral be sold through a private or public sale, Pledgor agrees that it shall cooperate with the Secured Party, any investment banker chosen by Secured Party to conduct such sale, and the selected purchaser of such Collateral in the same manner, and to the same extent, as if the Secured Party had exercised its rights to own and control such Collateral under this Section 10.

It is the intention of the parties hereto that the security interests granted hereby in favor of Secured Party in the Collateral shall in all relevant respects be subject to and governed by said statutes, laws, rules and regulations, or accrediting standards, or such Educational Agencies, as applicable and that, until such Collateral has been transferred to Secured Party, or another party through a private or public sale, nothing in this Pledge Agreement shall be construed to diminish the control exercised by Loan Parties over any the Collateral except in accordance with the provisions of such statutory requirements and laws, rules, regulations or accrediting standard, as applicable, of such Educational Agencies.

11. Securities Laws. (a) In view of the position of Pledgor in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended (the *"Securities Act"*), or any similar or successor Federal securities law (together with the Securities Act, the *"Federal Securities Laws"*) with respect to any disposition of the Pledged Securities permitted hereunder. Pledgor understands that compliance with the Federal Securities Laws might strictly limit the course of conduct of Secured Party if Secured Party were to attempt to dispose of all or any part of the Pledged Securities, and might also

limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting Secured Party in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.

(b) Anything herein to the contrary notwithstanding, and in view of restrictions specified in paragraph (a) of this Section 11, Pledgor agrees that, if an Event of Default shall exist, Secured Party may, from time to time, attempt to sell all or any part of the Pledged Securities by means of a private placement, restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by Secured Party to assure compliance with applicable securities laws. In so doing, the Secured Party may solicit offers to buy such Pledged Securities or any part thereof, for cash, from a limited number of investors deemed by Secured Party, in its exclusive judgment, to be responsible parties who might be interested in purchasing such Pledged Securities. Pledgor understands and agrees that any such sale under such circumstances may not yield a price equal to what might otherwise obtain and agrees that a sale under such circumstances shall be fair and reasonable under the circumstances and waives, to the fullest extent permitted by applicable law, any right to contest such sale or the result thereof.

12. Duties Respecting Collateral. Secured Party shall not be under any duty or liability with respect to the Collateral, other than to use reasonable care to prevent the damage or destruction thereof while in its own possession or control. Anything herein or in any other Loan Document to the contrary notwithstanding, Secured Party shall not have any obligation or liability by reason of or arising out of this Pledge Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time or times by virtue of this Pledge Agreement. Secured Party makes no representations or warranties with respect to the Collateral or any part thereof, or shall be chargeable with any obligations or liabilities of Pledgor, Issuers, or any of them, as applicable, or any other Person with respect thereto. Secured Party shall not have any liability or obligation arising out of any claims with respect to the Collateral settled by Secured Party. Secured Party shall not incur any liability to Pledgor, Issuers, or any of them, as applicable, or any other Person acting on behalf of the foregoing for the care or maintenance of the Collateral or any actions (or failure to act) of Secured Party in connection with the Collateral or in connection with this Pledge Agreement, except for the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction.

13. Certain Waivers. Pledgor hereby: (a) waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Pledge Agreement or the enforcement of the rights of Secured Party hereunder or in connection with any Secured Obligation or any Collateral; (b) waives all rights to require a marshalling of assets by Secured Party; and (c) consents to and waives notice of (i) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral, (ii) substitution, release or surrender of any Collateral, (iii) the addition or release of Persons primarily or secondarily liable on any Secured Obligation or on any account receivable or other Collateral, (iv) the acceptance of partial payments on any account or note receivable or other Collateral and/or the

settlement or compromise thereof, and (v) any requirement of diligence or promptness on the part of Secured Party or any holder of Secured Obligations in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto. Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Pledge Agreement or on the Credit Agreement; and Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Without limiting the generality of the foregoing, in any action taken by the Secured Party or any other Person in connection with this Pledge Agreement, no notice to, or joinder of, a Pledgor or Person who is not the owner of the Collateral subject to such action is required and Pledgor (to the fullest extent it may lawfully do so) waives all rights to such notice or joinder.

Pledgor further waives, to the fullest extent permitted by law, any right it may have under the constitutions of the State of Illinois (or under the constitution of any other state in which Pledgor or any of the Collateral may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby or specifically required to be given to Pledgor pursuant to the Credit Agreement, if any) or to a judicial hearing prior to the exercise of any right or remedy provided by this Pledge Agreement to Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. PLEDGOR'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER PLEDGOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

14. Termination. This Pledge Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been indefeasibly paid and discharged in full and there shall exist no commitment of Secured party to lend.

15. Indemnity. Without limiting the generality of any indemnity provided elsewhere in this Pledge Agreement, in the Credit Agreement or in any other Loan Document, Pledgor agrees to assume liability for, and hereby agrees to indemnify, protect, save and keep harmless the Secured Party and each Principal from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits and reasonable costs and expenses (including without limitation court costs and reasonable attorneys fees), of whatsoever kind or nature, imposed on, incurred by or asserted against the Secured Party or any such Person in any way relating to or arising out of this Pledge Agreement, or the purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (other than by reason of the respective indemnitee's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction).

16. Appointment of Attorney-in-Fact. The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including, without limitation, conveyances, assignments and transfers which are required to be taken or executed by Pledgor under this Pledge Agreement, on the behalf of and in the name of Pledgor. This appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of Pledgor.

17. Security Interest Absolute. All rights of Secured Party hereunder, the grant of the security interest in the Collateral and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument delivered in connection with or relating to the foregoing, (ii) any change in the amount of the Secured Obligations (including, without limitation, any increase in the principal amount of the Loans) or any other change in the time, manner, place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations, (iv) any failure by Secured Party or any other Person to demand payment or performance by any Loan Party or to exercise or enforce any right or remedy in respect thereof or (v) any other circumstance (other than the payment in full of the Secured Obligations on or after the termination of the all commitments) which might otherwise constitute a defense to, or a discharge of Pledgor or any other Person in respect of the Secured Obligations or this Pledge Agreement.

18. Representation. Pledgor represents and warrants to Secured Party that Schedule 1 attached hereto reflects all of the shares of capital stock and any other equity interests of Pledgor.

19. Miscellaneous.

(a) Actions by Secured Party. Whether or not explicitly stated, any action required or permitted to be taken by Secured Party hereunder may be taken by any one or more Person or Persons designated by Secured Party and such Person or Persons shall have such rights granted to Secured Party hereunder as Secured Party shall determine.

(b) Remedies Cumulative; Non-Waiver of Remedies. All rights and remedies given by this Pledge Agreement are cumulative and not exclusive of any of such rights or remedies or of any other rights or remedies available to Secured Party, and no course of dealing between Pledgor and Secured Party or any delay or omission in exercising any right or remedy shall operate as a waiver of any right or remedy, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by Secured Party.

(c) Delay or Partial Exercise of Remedies. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. No waiver of any such right on any one occasion shall be construed as a bar to or waiver of any such right on any such future occasion. No course of dealing between Pledgor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party or any Principal, any right, power or privilege hereunder or under any of Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

(d) Notices and Communications. Any notice or demand which by any provision of this Pledge Agreement is required or provided to be given shall be in writing and shall be delivered in the manner and shall be effective at the times provided by the Credit Agreement.

(e) Successors and Assigns. All covenants, agreements, representations and warranties made herein, and in certificates delivered herewith by or on behalf of Pledgor shall bind Pledgor's successors and assigns, whether so expressed or not, and all such covenants, agreements, representations and warranties, and all other rights of Secured Party hereunder, shall inure to the benefit of its successors and assigns and of Secured Party. Nothing in this subsection (e) shall be construed to permit transfers or assignments by Pledgor otherwise prohibited by the Credit Agreement.

(f) Specific Enforcement. Pledgor agrees that its obligations and the rights of Secured Party hereunder and in respect of the Secured Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by Secured Party or any holder of Secured Obligations that it would otherwise suffer irreparable harm, and Pledgor hereby consents to the issuance of such specific and injunctive relief.

(g) Severability. Every provision of this Pledge Agreement is intended to be severable, and if any term or provision of this Pledge Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

(h) Amendments and Waivers. This Pledge Agreement may be amended, modified and/or supplemented only in writing by Pledgor and Secured Party, subject to the restrictions set forth in the Credit Agreement.

(i) Headings. The descriptive headings of the several sections of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Pledge Agreement.

(j) Governing Law. This Pledge Agreement and the rights and obligations of the parties under this Pledge Agreement shall be construed in accordance with and shall be governed by the laws of the State of Illinois.

(k) Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of the signature page to this Pledge Agreement shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.

(l) Relationship with Credit Agreement. To the extent that any terms of this Pledge Agreement shall be inconsistent with the terms of the Credit Agreement, the terms of the Credit Agreement shall control. Secured Party's performance of its duties hereunder shall in all respects be subject to and governed by the Credit Agreement. Nothing contained herein shall be construed to enlarge the degree of responsibility or discretion or the duty of care to be exercised by the Secured Party beyond those expressly set forth in the Credit Agreement.

(m) Consent to Jurisdiction, Service and Venue, Waiver of Jury Trial. Pledgor hereby consents to the jurisdiction and venue of the courts of the State of Illinois or of any federal court located in such state, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to Pledgor at the address set forth on the signature pages hereof and service so made shall be deemed to be completed upon actual receipt. Pledgor hereby waives the right to contest the jurisdiction and venue of the courts located in the State of Illinois on the ground of inconvenience or otherwise and further waives any right to bring any action or proceeding against Secured Party in any court outside the State of Illinois. The provisions of this Section shall not limit or otherwise affect the right of Secured Party to institute and conduct an action in any other appropriate manner, jurisdiction or court.

NO PARTY HERETO OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE THEREOF SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY COLLATERAL FOR THE PAYMENT OF THE SECURED OBLIGATIONS OR THE DEALINGS OR RELATIONSHIP AMONG SUCH PERSONS. NEITHER THE SECURED PARTY NOR PLEDGOR NOR ANY SUCH OTHER PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. PLEDGOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL

WAIVERS AND CERTIFICATIONS IN THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the date first above written.

EVCI CAREER COLLEGES HOLDING CORP.

By ______________________
Name DR. JOHN J. McGRATH
Title CEO / PRESIDENT